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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                        (Date of earliest event reported)
                                 OCTOBER 1, 2007

                        RAPTOR NETWORKS TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

         COLORADO                      000-51443                84-1573852
     (State or other            (Commission File Number)      (IRS Employer
jurisdiction of incorporation)                            Identification Number)

                          1241 E. DYER ROAD, SUITE 150
                               SANTA ANA, CA 92705
                    (Address of Principal Executive Offices)

                                 (949) 623-9300
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 4.01    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

      Termination of Certifying Accountants
      -------------------------------------

      On October 1, 2007, we notified Stonefield Josephson, Inc. ("Stonefield"), the independent registered public accounting firm that was engaged as our principal accountant to audit our consolidated financial statements for the fiscal year ending December 31, 2007, that we intended to engage new certifying accountants and therefore were dismissing Stonefield.

      Our decision to change accountants was approved by our audit committee and board of directors, based on our desire to engage an alternative firm that we believe has similar resources to provide us with the auditing and tax services we require on a basis that we believe is more cost-effective for an entity with our financial profile.

      Stonefield has not issued any audit report on our financial statements, as we continue to rely on the most recent audit report issued by Comiskey & Company, P.C. and included in our Form 10-KSB/A No. 1 for the year ended December 31, 2006 filed August 21, 2007.

      During the interim period from July 6, 2007 through October 1, 2007, there were no disagreements with Stonefield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to Stonefield's satisfaction, would have caused Stonefield to make reference to the subject matter of the disagreement in connection with the report that we would have requested Stonefield to render in the future on our financial statements for the year ending December 31, 2007.

      We provided Stonefield with a copy of the disclosures we are making in this Item 4.01. Attached as Exhibit 16.1 to this Form 8-K is Stonefield's letter to the Securities and Exchange Commission, dated October 1, 2007, regarding these statements.


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      Engagement of New Certifying Accountants
      ----------------------------------------

      On October 1, 2007, we engaged Mendoza Berger & Company, L.L.P. ("Mendoza") as our new independent auditors. We have not consulted with Mendoza during the two most recent fiscal years and through October 1, 2007 regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our consolidated financial statements or as to any disagreement or event as described in Item 304(a)(1)(iv) of Regulation S-B under the Securities Act of 1933, as amended.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

       (a)   Financial Statements of Businesses Acquired.
             --------------------------------------------

             Not applicable.

       (b)   Pro Forma Financial Information.
             --------------------------------

             Not applicable.

       (c)   Shell Company Transactions.
             ---------------------------

             Not applicable.

       (d)   Exhibits.
             ---------

             Number     Description
             ------     -----------

             16.1 Letter dated October 1, 2007 from Stonefield Josephson, Inc. regarding change in certifying accountant

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 1, 2007                      RAPTOR NETWORKS TECHNOLOGY, INC.


                                         By: /s/ Bob van Leyen
                                             ------------------------------
                                             Bob van Leyen
                                             Chief Financial Officer







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                        EXHIBITS ATTACHED TO THIS REPORT


             Number       Description
             ------       -----------

             16.1 Letter dated October 1, 2007 from Stonefield Josephson, Inc. regarding change in certifying accountant





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